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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in this registration statement
on Form S-3 (File No.      ) of our report dated February 21, 1994, on our
audits of the financial statements and financial statement schedules of CalMat Co. and subsidiaries. We also consent to the reference to our firm under the caption "Experts."

                                          COOPERS & LYBRAND

Los Angeles, California
March 23, 1994